SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      October 4, 1996
                                                 -------------------------------


                    Travelers/Aetna Property Casualty Corp.
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            (Exact name of registrant as specified in its charter)


      Delaware                     1-14328                     06-1445591
      ---------------          --------------               ------------------
      (State or other          (Commission                  (IRS Employer
      jurisdiction of          File Number)                 Identification No.)
      incorporation)

                       One Tower Square, Hartford, CT            06183
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                  (Address of principal executive offices)     (Zip Code)

                                (860) 277-0111
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             (Registrant's telephone number, including area code)









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                    TRAVELERS/AETNA PROPERTY CASUALTY CORP.
                           Current Report on Form 8-K

Item 7.  FINANCIAL  STATEMENTS,   PRO  FORMA  FINANCIAL  INFORMATION  AND
         EXHIBITS.
         ----------------------------------------------------------------


      Exhibits:

      Exhibit No. Description
      ----------- -----------

         1.01 Terms Agreement, dated October 4, 1996, among the Company and Smith Barney Inc., Donaldson, Lufkin & Jenrette Securities Corporation and UBS Securities LLC, as Underwriters, relating to the offer and sale of the Company's 6 1/4% Notes due October 1, 1999.

         4.01     Form of  Note  for  the  Company's  6 1/4%
                  Notes due October 1, 1999.

                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  October 7, 1996                   TRAVELERS/AETNA PROPERTY
                                          CASUALTY CORP.



                                          By /s/ Firoz B. Tarapore
                                             --------------------------
                                             Firoz B. Tarapore
                                             Assistant Treasurer